Earnings Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
EARNINGS PER SHARE
12.	EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted loss per ordinary share for the years ended December 31, 2020, 2019 and 2018, respectively:

	For the Years Ended December 31,
	2020	2019	2018
Net Income Attributable to Zhongchao Inc.’s shareholders	$4,458,380	$4,046,670	$3,019,323

Weighted average number of ordinary share outstanding
Basic and Diluted	24,425,637	21,600,135	20,764,245

Earnings per share
Basic and Diluted	$0.183	$0.187	$0.145

On August 14, 2019, Zhongchao Cayman completed a reorganization of entities under common control of its then existing shareholders, who collectively owned a majority of the equity interests of Zhongchao Cayman prior to the reorganization. All references to numbers of common shares and per-share data in the accompanying consolidated financial statements have been adjusted to reflect such issuance of shares on a retrospective basis. In addition, the contingently issuable ordinary shares of 1,350,068 shares of Class A ordinary share underlying the warrant (Note 1) issued to one existing shareholder of Zhongchao Shanghai is included in calculation of basic and diluted weighted average number of ordinary share outstanding, as the Company does not expect any circumstances under which those shares would not be issued.

Potential ordinary share that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted earnings per share. For the years ended December 31, 2020, 2019 and 2018, the Company had no dilutive shares.